UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2017

Item 1: Report(s) to Shareholders.

Semiannual Report  |  August 31, 2017
Schwab Fundamental Global Real Estate Index Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2017
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	9.55% [1]
Russell RAFITM Global Select Real Estate Index (Net)[2]	9.02%
FTSE EPRA/NAREIT Global Index (Net)[2]	5.28%
Fund Category: Morningstar Global Real Estate[3]	6.07%
Performance Details	pages 8-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Global Real Estate Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
For more than 25 years, Charles Schwab Investment Management has been driven to give investors what they want and need—without confusion. One of our goals has been to reduce the complexity of investing. Our mutual funds and exchange-traded funds (ETFs) support this mission by reducing the complexity involved with building a diversified portfolio. The Schwab Fundamental Global Real Estate Index Fund has made investing more manageable by eliminating the need to select individual securities, saving shareholders time and money and leveling the playing field with large research-driven institutions.
We have taken important steps over the years to democratize the investing landscape even further on behalf of investors. For instance, this past May we eliminated the investment minimum requirement on the Schwab Fundamental Global Real Estate Index Fund, extending the fund’s benefits to every investor, regardless of how much they invest with us.
At Charles Schwab Investment Management, we also strive to take a straightforward approach in our communications. In this and in every shareholder report, we provide the fund’s financial statements and other information in a consistent format that we believe will help you to evaluate the performance of the fund. We aim to help you understand not only the fund’s return, but also how its investments are managed.

Asset Class Performance Comparison % returns during the 6 months ended August 31, 2017

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
From the President (continued)

“ The Schwab Fundamental Global Real Estate Index Fund has made investing more manageable by eliminating the need to select individual securities, saving shareholders time and money and leveling the playing field with large research-driven institutions.”
Our commitment to quality and transparency continues to win us both recognition and new business. During the second quarter, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 based on our differentiation, low costs, repeatable investment processes, and adaptable business models. And as of July, investors have entrusted us with $20 billion of their assets held in our Fundamental Index mutual funds and ETFs.
We’re proud of these achievements, but more importantly, we’re honored to serve our investors. We’re committed to putting investors first by reducing cost and complexity—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

Over the six-month reporting period ended August 31, 2017, global real estate securities generated mixed returns. A generally strengthening global economy supported the overall real estate market, as did accommodative monetary policies and solid fundamentals such as stable office leasing activity and steady increases in rental values. In the U.S., however, Retail REITs continued to struggle, weighing on returns from the U.S. market. Despite global real estate’s overall positive performance, global real estate securities continued to lag slightly behind the broader equity market, as both U.S. and international stocks rallied after the U.S. presidential election amid expectations for tax reform, infrastructure spending, and financial deregulation. In this environment, the Dow Jones U.S. Select REIT Index returned -1.11% for the six-month reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned 5.28%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 5.65% over the same period. Outside the U.S., the MSCI EAFE® Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net), returned 12.14% and 18.02%, respectively.
Monetary policy measures remained generally accommodative across the globe during the reporting period. Though the Federal Reserve (Fed) increased the federal funds rate by 0.25% at meetings in March and June, short-term rates in the U.S. remained low compared to historical averages. Outside the U.S., the Bank of Japan continued to utilize yield curve management as a policy tool and maintained negative interest rates throughout the reporting period. The Bank of England (BoE) left key interest rates at record lows, while the European Central Bank (ECB) announced in December that it would continue its bond purchase program until at least the end of 2017. Despite persistently low inflation across many international developed countries, the strengthening global economy prompted many central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. In emerging markets, central banks remained in different phases of monetary policy. For example, the People’s Bank of China began taking tightening steps in the first part of 2017 amid a generally stable Chinese economy, while the Central Bank of Brazil cut short-term interest rates three times over the reporting period.
Over the reporting period, the U.S. economy continued to chug along as it entered its ninth year of expansion. Stable economic growth, combined with relatively low short-term interest rates, generally supported the overall U.S. real estate market. The office market saw tenant demand solidify as new supply increased, while industrial rents maintained an upward trajectory and reached an all-time high in the second quarter of 2017 as demand for space from e-commerce companies was greater than available supply. Industrials tend to be less sensitive to rising interest rates, helped even further by the high rent growth, and so were less affected by the Fed’s federal funds rate increases. At the same time, however, the U.S. retail market fell over the reporting period with a decline in overall retail investments and headwinds from continued competition from e-commerce. Some additional signs of weakness in the overall U.S. REIT market were present during the six-month reporting period, including rising commercial mortgage defaults and softening rental growth in the U.S. family property market, though overall positive economic measurements helped offset some of these negative factors.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

Real estate markets outside the U.S. generally performed well amid rebounding global economic growth. In the Asia Pacific region, demand from owner-occupiers in Hong Kong’s housing market continued to lift prices, even with new government controls enacted to cool an overheated property market. Strength in the Chinese property market propelled the stock prices of home builders in the region, and hotel investors continued to favor the Australian market, driving solid activity over the reporting period. Japan’s real estate market remained healthy, buoyed by stable demand and rental yields, as well as an uptick in international investment attracted by the upcoming 2020 Olympics. In Europe, Spanish commercial real estate investment volumes grew, while the outcomes of elections in France and Germany supported overall property fundamentals across much of the region. Meanwhile, however, growth of house prices in the United Kingdom slowed in the second part of the reporting period amid rising inflation and a depreciating British pound.
All total returns on the prior page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s Passive Equity Funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Average Annual Total Returns1
Fund and Inception Date	6 Months	1 Year	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	9.55% [2]	10.37%	9.02%
Russell RAFITM Global Select Real Estate Index (Net)[3]	9.02%	9.88%	8.76%
FTSE EPRA/NAREIT Global Index (Net)[3]	5.28%	2.43%	5.79%
Fund Category: Morningstar Global Real Estate[4]	6.07%	3.25%	4.84%
Fund Expense Ratio[5]: 0.39%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Global Real Estate Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of August 31, 2017

Statistics1
Number of Holdings	309
Weighted Average Market Cap (millions)	$14,866
Price/Earnings Ratio (P/E)	14.1
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	6%
Industry Weightings % of Investments1

Top Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2017 and held through August 31, 2017.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/17	Ending Account Value (Net of Expenses) at 8/31/17	Expenses Paid During Period 3/1/17-8/31/17[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.44%	$1,000.00	$1,094.50	$2.32
Hypothetical 5% Return	0.44%	$1,000.00	$1,022.98	$2.24

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights. Effective June 1, 2017, the fund's advisory fees changed to 0.39%. If the fund expense changes had been in place throughout the entire most recent fiscal half-year, the expenses paid during the period under the actual and hypothetical 5% return example would have been $2.06 and $1.99, respectively. (See financial note 4)
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/17– 8/31/17*	3/1/16– 2/28/17	3/1/15– 2/29/16	10/22/14 [1]– 2/28/15
Per-Share Data
Net asset value at beginning of period	$10.73	$9.53	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.21	0.29	0.27	0.10
Net realized and unrealized gains (losses)	0.79	1.42	(1.21)	0.75
Total from investment operations	1.00	1.71	(0.94)	0.85
Less distributions:
Distributions from net investment income	(0.17)	(0.43)	(0.27)	(0.11)
Distributions from net realized gains	—	(0.08)	—	(0.00) [3]
Total distributions	(0.17)	(0.51)	(0.27)	(0.11)
Net asset value at end of period	$11.56	$10.73	$9.53	$10.74
Total return	9.45% [4]	18.26%	(8.91%)	8.57% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.44% [5],[6]	0.49%	0.50% [7]	0.13% [8],[9]
Gross operating expenses	0.48% [5],[6]	0.91%	0.89%	2.58% [8]
Net investment income (loss)	3.74% [5]	2.72%	2.65%	2.62% [8]
Portfolio turnover rate	6% [4]	23%	26%	4% [4]
Net assets, end of period (x 1,000,000)	$115	$93	$84	$105

*	Unaudited.
1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Amount is less than $0.005.
4
Not annualized.
5
Annualized.
6
Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/17 is a blended ratio. (See financial note 4)
7
The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.
8
Annualized (except for offering costs on the gross operating expenses ratio).
9
The ratio presented for period ended 2/28/15 is a blended ratio.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2017 (Unaudited)

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.1% of net assets

Australia 6.5%
Charter Hall Retail REIT	32,813	102,652
Cromwell Property Group	140,388	106,152
Dexus	67,444	515,385
Goodman Group	92,316	610,035
Investa Office Fund	39,650	142,718
LendLease Group	98,853	1,306,604
Mirvac Group	381,518	705,687
Scentre Group	409,333	1,258,994
Stockland	345,814	1,219,880
The GPT Group	120,517	480,168
Vicinity Centres	103,399	215,626
Westfield Corp.	127,541	754,343
		7,418,244

Austria 0.6%
BUWOG AG *	5,105	157,097
CA Immobilien Anlagen AG	5,320	151,712
IMMOFINANZ AG *	115,385	305,919
S IMMO AG	1,900	31,032
		645,760

Belgium 0.3%
Befimmo S.A.	2,101	132,010
Cofinimmo S.A.	2,120	273,546
		405,556

Brazil 0.7%
BR Malls Participacoes S.A.	72,522	313,325
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	80,989	339,100
Multiplan Empreendimentos Imobiliarios S.A.	5,261	122,155
		774,580

Canada 2.2%
Allied Properties Real Estate Investment Trust	1,000	30,999
Artis Real Estate Investment Trust	12,553	132,893
Boardwalk Real Estate Investment Trust	3,130	101,213
Canadian Apartment Properties REIT	5,491	150,692
Canadian Real Estate Investment Trust	3,697	136,156
Chartwell Retirement Residences	9,900	116,620
Colliers International Group, Inc.	2,169	112,797
Cominar Real Estate Investment Trust	15,393	166,904
Dream Global Real Estate Investment Trust	14,827	133,695
Dream Office Real Estate Investment Trust	12,669	216,907
First Capital Realty, Inc.	12,885	209,359
FirstService Corp.	600	41,797
Security	Number of Shares	Value ($)
Granite Real Estate Investment Trust	3,948	160,765
H&R Real Estate Investment Trust	16,571	283,449
RioCan Real Estate Investment Trust	18,349	349,715
Smart Real Estate Investment Trust	6,489	158,126
		2,502,087

China 10.4%
Agile Group Holdings Ltd.	659,000	791,112
BBMG Corp., Class H	50,000	25,803
China Evergrande Group *	755,000	2,286,540
China Jinmao Holdings Group Ltd.	724,000	322,573
China Overseas Grand Oceans Group Ltd.	311,000	169,812
China Overseas Land & Investment Ltd.	374,000	1,311,729
China Resources Land Ltd.	270,000	846,457
China South City Holdings Ltd.	772,000	158,931
China Vanke Co., Ltd., Class H	96,500	289,653
CIFI Holdings Group Co., Ltd.	96,000	54,091
Country Garden Holdings Co., Ltd.	625,000	832,513
Future Land Development Holdings Ltd.	88,000	36,216
Greentown China Holdings Ltd.	221,000	268,864
Guangzhou R&F Properties Co., Ltd., Class H	247,000	578,012
KWG Property Holding Ltd.	266,000	242,424
Logan Property Holdings Co., Ltd.	38,000	35,645
Longfor Properties Co., Ltd.	168,500	405,410
Poly Property Group Co., Ltd. *	660,000	346,613
Powerlong Real Estate Holdings Ltd.	65,000	32,922
Shenzhen Investment Ltd.	350,000	159,946
Shimao Property Holdings Ltd.	328,000	678,381
Sino-Ocean Group Holding Ltd.	874,000	604,419
SOHO China Ltd. *	584,000	340,772
Sunac China Holdings Ltd.	272,000	818,322
Yuexiu Property Co., Ltd.	1,502,000	276,946
Yuzhou Properties Co., Ltd.	50,000	32,162
		11,946,268

France 3.8%
Fonciere Des Regions	3,297	326,147
Gecina S.A.	3,101	483,231
ICADE	5,270	468,529
Klepierre S.A.	13,998	564,277
Mercialys S.A.	7,765	156,406
Nexity S.A. *	7,319	405,574
Unibail-Rodamco SE	7,766	1,975,522
		4,379,686

Germany 1.7%
Deutsche Wohnen SE	10,388	441,473
LEG Immobilien AG	3,846	389,048
TAG Immobilien AG	9,928	165,761

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2017 (Unaudited) (continued)

Security	Number of Shares	Value ($)
TLG Immobilien AG	1,217	26,987
Vonovia SE	21,847	924,087
		1,947,356

Hong Kong 9.4%
Cheung Kong Property Holdings Ltd.	101,500	893,182
Far East Consortium International Ltd.	43,000	22,377
Great Eagle Holdings Ltd.	26,000	142,197
Hang Lung Group Ltd.	96,000	362,201
Hang Lung Properties Ltd.	201,000	490,073
Henderson Land Development Co., Ltd.	62,725	389,623
Hongkong Land Holdings Ltd.	79,900	592,825
Hopewell Holdings Ltd.	29,500	115,999
Hysan Development Co., Ltd.	32,000	148,169
I-CABLE Communications Ltd. *	99,364	3,689
K Wah International Holdings Ltd.	34,000	19,697
Kerry Properties Ltd.	104,000	412,815
Link REIT	94,000	776,516
New World Development Co., Ltd.	810,000	1,108,600
Shui On Land Ltd.	541,500	126,827
Sino Land Co., Ltd.	236,000	408,845
Sun Hung Kai Properties Ltd.	162,000	2,707,386
Swire Properties Ltd.	79,800	276,885
The Wharf Holdings Ltd.	117,000	1,116,126
Wheelock & Co., Ltd.	96,000	719,276
		10,833,308

India 0.2%
DLF Ltd. *	68,893	199,846

Italy 0.1%
Beni Stabili S.p.A	166,991	143,331

Japan 10.4%
Activia Properties, Inc.	20	87,870
Advance Residence Investment Corp.	70	179,457
Aeon Mall Co., Ltd.	15,900	285,657
Daikyo, Inc.	74,000	144,802
Daito Trust Construction Co., Ltd.	10,000	1,771,913
Frontier Real Estate Investment Corp.	25	107,450
Fukuoka REIT Corp.	15	22,418
GLP J-REIT	25	26,747
Hulic Co., Ltd.	12,400	122,827
Japan Excellent, Inc.	97	116,557
Japan Prime Realty Investment Corp.	44	158,093
Japan Real Estate Investment Corp.	69	357,757
Japan Retail Fund Investment Corp.	52	95,671
Kenedix Office Investment Corp.	29	166,135
Leopalace21 Corp.	74,300	544,696
Mitsubishi Estate Co., Ltd.	87,000	1,495,275
Mitsui Fudosan Co., Ltd.	93,000	2,009,493
Mori Trust Sogo REIT, Inc.	62	101,176
Nippon Accommodations Fund, Inc.	28	113,722
Nippon Building Fund, Inc.	88	468,277
Nippon Prologis REIT, Inc.	56	121,675
Nomura Real Estate Holdings, Inc.	29,600	611,277
Nomura Real Estate Master Fund, Inc.	18	23,790
NTT Urban Development Corp.	14,300	138,376
Relo Group, Inc.	7,500	170,907
Starts Corp., Inc.	1,000	24,974
Sumitomo Realty & Development Co., Ltd.	47,800	1,444,396
Tokyo Tatemono Co., Ltd.	19,800	243,648
Security	Number of Shares	Value ($)
Tokyu Fudosan Holdings Corp.	94,100	561,491
United Urban Investment Corp.	154	232,397
		11,948,924

Netherlands 0.6%
Eurocommercial Properties N.V. CVA	4,459	191,096
NSI N.V.	3,654	140,937
Vastned Retail N.V.	3,026	140,003
Wereldhave N.V.	3,559	174,279
		646,315

Philippines 0.3%
Ayala Land, Inc.	208,400	171,213
GT Capital Holdings, Inc.	1,200	26,219
SM Prime Holdings, Inc.	257,100	167,844
		365,276

Singapore 2.6%
Ascendas Real Estate Investment Trust	155,400	305,081
Ascott Residence Trust	26,500	22,964
CapitaLand Commercial Trust	119,600	153,670
CapitaLand Ltd.	253,700	708,989
CapitaLand Mall Trust	183,400	293,716
Fortune Real Estate Investment Trust (a)	20,000	23,895
Global Logistic Properties Ltd.	145,000	346,770
Mapletree Greater China Commercial Trust	139,000	115,423
Mapletree Industrial Trust	86,700	118,609
Mapletree Logistics Trust	134,400	121,961
Suntec Real Estate Investment Trust	113,500	158,883
UOL Group Ltd.	55,280	334,002
Wing Tai Holdings Ltd.	90,100	141,647
Yanlord Land Group Ltd.	105,200	134,384
		2,979,994

South Africa 0.9%
Emira Property Fund Ltd.	98,445	104,963
Growthpoint Properties Ltd.	240,685	465,759
Redefine Properties Ltd.	374,677	307,029
SA Corporate Real Estate Fund Nominees Pty Ltd.	264,437	109,972
Vukile Property Fund Ltd.	76,279	109,944
		1,097,667

Sweden 0.8%
Castellum AB	17,519	274,351
Fabege AB	7,628	153,013
Hemfosa Fastigheter AB	2,393	29,438
LE Lundbergfortagen AB, B Shares	5,113	396,151
Wihlborgs Fastigheter AB	4,781	116,128
		969,081

Switzerland 0.9%
Allreal Holding AG *	1,527	274,216
Mobimo Holding AG *	568	157,111
PSP Swiss Property AG	1,281	117,599
Swiss Prime Site AG *	5,269	476,722
		1,025,648

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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2017 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Taiwan 0.6%
Farglory Land Development Co., Ltd.	85,000	103,088
Highwealth Construction Corp.	169,700	270,347
Huaku Development Co., Ltd.	59,000	121,157
Ruentex Development Co., Ltd. *	154,800	151,927
		646,519

United Arab Emirates 0.4%
Emaar Properties PJSC	199,347	463,475

United Kingdom 2.8%
Countrywide plc	48,226	86,682
Derwent London plc	3,898	140,293
Grainger plc	37,655	124,149
Hammerson plc	56,513	410,417
Intu Properties plc	97,888	315,381
Land Securities Group plc	64,753	846,458
McCarthy & Stone plc	11,000	23,527
Savills plc	19,590	224,314
Segro plc	54,185	377,363
Shaftesbury plc	8,268	106,679
St. Modwen Properties plc	5,600	25,598
The British Land Co., plc	57,868	458,505
The Unite Group plc	3,000	26,912
		3,166,278

United States 42.9%
Acadia Realty Trust	3,175	91,091
Alexandria Real Estate Equities, Inc.	3,392	411,484
American Campus Communities, Inc.	6,782	322,755
American Homes 4 Rent, Class A	1,275	28,254
American Tower Corp.	11,318	1,675,630
Apartment Investment & Management Co., Class A	9,166	415,495
Apple Hospitality REIT, Inc.	17,743	322,568
Ashford Hospitality Trust, Inc.	21,704	134,782
AvalonBay Communities, Inc.	4,949	929,076
Boston Properties, Inc.	9,357	1,128,454
Brandywine Realty Trust	18,328	314,875
Brixmor Property Group, Inc.	18,762	351,225
Camden Property Trust	5,778	517,015
CBL & Associates Properties, Inc.	37,316	298,528
CBRE Group, Inc., Class A *	20,635	744,511
Chesapeake Lodging Trust	4,783	122,397
Columbia Property Trust, Inc.	17,829	374,409
CoreCivic, Inc.	30,461	816,355
Corporate Office Properties Trust	8,658	288,831
Crown Castle International Corp.	11,344	1,230,143
CubeSmart	6,259	154,284
CyrusOne, Inc.	500	31,515
DCT Industrial Trust, Inc.	3,767	219,804
DDR Corp.	27,528	266,471
DiamondRock Hospitality Co.	22,394	246,110
Digital Realty Trust, Inc.	8,086	956,897
Douglas Emmett, Inc.	7,091	276,265
Duke Realty Corp.	20,127	598,174
DuPont Fabros Technology, Inc.	3,066	197,328
EastGroup Properties, Inc.	1,690	150,173
Education Realty Trust, Inc.	834	32,226
EPR Properties	3,013	209,886
Equinix, Inc.	1,354	634,227
Equity Commonwealth *	11,043	341,670
Equity LifeStyle Properties, Inc.	3,313	295,354
Equity Residential	22,073	1,482,202
Security	Number of Shares	Value ($)
Essex Property Trust, Inc.	1,893	503,481
Extra Space Storage, Inc.	3,794	294,528
Federal Realty Investment Trust	3,025	383,963
First Industrial Realty Trust, Inc.	4,637	143,654
Forest City Realty Trust, Inc., Class A	1,600	38,336
Franklin Street Properties Corp.	10,148	101,176
Gaming & Leisure Properties, Inc.	7,774	304,663
GGP, Inc.	38,014	788,791
Government Properties Income Trust	7,014	130,110
Gramercy Property Trust	4,820	146,817
HCP, Inc.	39,378	1,173,858
Healthcare Realty Trust, Inc.	6,574	218,783
Healthcare Trust of America, Inc., Class A	6,743	209,505
Hersha Hospitality Trust	6,421	119,045
Highwoods Properties, Inc.	6,517	340,383
Hospitality Properties Trust	23,251	636,147
Host Hotels & Resorts, Inc.	83,417	1,511,516
Hudson Pacific Properties, Inc.	800	26,400
Investors Real Estate Trust	20,263	127,252
Iron Mountain, Inc.	37,798	1,489,997
JBG SMITH Properties *	6,082	199,064
Jones Lang LaSalle, Inc.	5,637	687,207
Kilroy Realty Corp.	3,559	246,390
Kimco Realty Corp.	25,282	496,033
Kite Realty Group Trust	1,364	27,444
Lamar Advertising Co., Class A	4,927	327,941
LaSalle Hotel Properties	10,560	299,693
Lexington Realty Trust	22,833	225,133
Liberty Property Trust	11,523	490,880
Life Storage, Inc.	1,992	146,591
Mack-Cali Realty Corp.	12,766	292,214
Medical Properties Trust, Inc.	11,401	150,037
Mid-America Apartment Communities, Inc.	5,169	550,292
Monogram Residential Trust, Inc.	13,371	160,452
National Health Investors, Inc.	300	24,054
National Retail Properties, Inc.	5,988	250,478
New Senior Investment Group, Inc.	2,922	26,970
Omega Healthcare Investors, Inc.	7,974	254,131
Outfront Media, Inc.	20,447	449,834
Paramount Group, Inc.	10,840	171,055
Park Hotels & Resorts, Inc.	3,935	105,025
Pebblebrook Hotel Trust	4,321	145,142
Pennsylvania Real Estate Investment Trust	10,576	106,077
Piedmont Office Realty Trust, Inc., Class A	18,307	370,717
Prologis, Inc.	21,411	1,356,601
PS Business Parks, Inc.	1,168	157,809
Public Storage	5,408	1,110,479
Quality Care Properties, Inc. *	7,697	105,603
Ramco-Gershenson Properties Trust	1,892	24,880
Realogy Holdings Corp.	19,549	662,711
Realty Income Corp.	7,456	429,167
Regency Centers Corp.	6,399	411,584
Retail Properties of America, Inc., Class A	23,904	318,640
RLJ Lodging Trust	14,740	297,453
Ryman Hospitality Properties, Inc.	4,014	238,512
Sabra Health Care REIT, Inc.	11,277	246,402
SBA Communications Corp. *	3,435	527,444
Select Income REIT	1,000	23,210
Senior Housing Properties Trust	22,176	437,311
Simon Property Group, Inc.	15,227	2,388,355
SL Green Realty Corp.	5,164	497,706
Spirit Realty Capital, Inc.	25,719	223,755

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2017 (Unaudited) (continued)

Security	Number of Shares	Value ($)
STORE Capital Corp.	1,166	29,593
Summit Hotel Properties, Inc.	1,350	20,034
Sun Communities, Inc.	2,561	231,284
Sunstone Hotel Investors, Inc.	16,902	267,052
Tanger Factory Outlet Centers, Inc.	6,035	141,219
Taubman Centers, Inc.	5,632	294,216
The GEO Group, Inc.	14,376	397,353
The Macerich Co.	9,121	481,315
Tier REIT, Inc.	6,358	117,051
UDR, Inc.	13,455	522,323
Urban Edge Properties	910	22,887
Ventas, Inc.	22,160	1,516,630
VEREIT, Inc.	34,563	291,712
Vornado Realty Trust	11,997	893,657
Washington Prime Group, Inc.	36,075	301,226
Washington Real Estate Investment Trust	5,977	196,404
Weingarten Realty Investors	8,835	283,073
Welltower, Inc.	21,830	1,598,393
WP Carey, Inc.	5,612	386,386
Xenia Hotels & Resorts, Inc.	14,314	285,707
		49,236,860
Total Common Stock
(Cost $101,352,808)		113,742,059
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
0.48%, 09/01/17 (b)	154,316	122,673
Brown Brothers Harriman
Canadian Dollar
0.15%, 09/01/17 (b)	1,976	1,582
Euro
(0.56%), 09/01/17 (b)	1,488	1,771
Hong Kong Dollar
0.01%, 09/01/17 (b)	84,132	10,751
Japanese Yen
(0.23%), 09/01/17 (b)	190,800	1,736
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Pound Sterling
0.05%, 09/01/17 (b)	1,191	1,540
Singapore Dollar
0.01%, 09/01/17 (b)	8,725	6,434
South African Rand
5.82%, 09/01/17 (b)	6,055	465
Swedish Krona
(0.93%), 09/01/17 (b)	6,172	777
Swiss Franc
(1.45%), 09/01/17 (b)	595	621
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.59%, 09/01/17 (b)	438,469	438,469
Total Short-Term Investments
(Cost $586,819)		586,819

	Number of Contracts	Notional Value ($)	Current Value/ Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 09/15/17	3	290,220	1,395
MSCI Emerging Markets Index, e-mini, expires 09/15/17	4	217,240	(256)
S&P 500 Index, e-mini, expires 09/15/17	4	494,020	5,263
As of 08/31/17, the values of certain foreign securities held by the fund aggregating $56,712,377 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2017 (Unaudited) (continued)

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$23,590,789	$—	$23,590,789
Austria	339,841	305,919	—	645,760
Belgium	132,010	273,546	—	405,556
Brazil	774,580	—	—	774,580
Canada	2,502,087	—	—	2,502,087
France	156,406	4,223,280	—	4,379,686
Hong Kong	142,197	10,691,111	—	10,833,308
Italy	143,331	—	—	143,331
Japan	1,789,507	10,159,417	—	11,948,924
Netherlands	472,036	174,279	—	646,315
Philippines	26,219	339,057	—	365,276
Singapore	141,573	2,814,526	23,895	2,979,994
South Africa	631,908	465,759	—	1,097,667
Switzerland	157,111	868,537	—	1,025,648
United Kingdom	360,121	2,806,157	—	3,166,278
United States	49,236,860	—	—	49,236,860
Short-Term Investments[1]	—	586,819	—	586,819
Futures Contracts[2]	6,658	—	—	6,658
Liabilities
Futures Contracts[2]	(256)	—	—	(256)
Total	$57,012,189	$57,299,196	$23,895	$114,335,280
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $191,638 and $3,105,770 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended August 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of August 31, 2017; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $101,939,627)		$114,328,878
Foreign currency, at value (cost $10,436)		10,430
Deposit with broker for futures contracts		166,800
Receivables:
Fund shares sold		315,103
Dividends		112,553
Foreign tax reclaims		21,986
Variation margin on futures contracts		5,178
Prepaid expenses	+	16,151
Total assets		114,977,079
Liabilities
Payables:
Investments bought		3,782
Investment adviser and administrator fees		36,624
Fund shares redeemed		95,030
Foreign capital gains tax		510
Accrued expenses	+	5,232
Total liabilities		141,178
Net Assets
Total assets		114,977,079
Total liabilities	–	141,178
Net assets		$114,835,901
Net Assets by Source
Capital received from investors		103,299,079
Distributions in excess of net investment income		(472,815)
Net realized capital losses		(385,609)
Net unrealized capital appreciation		12,395,246

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$114,835,901		9,930,481		$11.56

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2017 through August 31, 2017; unaudited
Investment Income
Dividends (net of foreign withholding tax of $97,314)		$2,108,955
Interest	+	1,930
Total investment income		2,110,885
Expenses 1
Investment adviser and administrator fees		199,633
Shareholder service fees		23,427
Professional fees		6,722
Index fees		4,469
Portfolio accounting fees		4,014
Custodian fees		3,281
Shareholder reports		778
Transfer agent fees		384
Other expenses	+	22
Total expenses		242,730
Expense reduction by CSIM and its affiliates	–	21,748
Net expenses	–	220,982
Net investment income		1,889,903
Realized and Unrealized Gains (Losses)
Net realized gains on investments		148,090
Net realized gains on futures contracts		97,460
Net realized gains on foreign currency transactions	+	5,398
Net realized gains		250,948
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $344)		7,153,149
Net change in unrealized appreciation (depreciation) on futures contracts		5,238
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	864
Net change in unrealized appreciation (depreciation)	+	7,159,251
Net realized and unrealized gains		7,410,199
Increase in net assets resulting from operations		$9,300,102
[1]	See financial note 2(e) and financial note 4.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/17-8/31/17		3/1/16-2/28/17
Net investment income		$1,889,903	$2,478,008
Net realized gains		250,948	1,182,101
Net change in unrealized appreciation (depreciation)	+	7,159,251	11,158,338
Increase in net assets from operations		9,300,102	14,818,447
Distributions to Shareholders
Distributions from net investment income		(1,561,063)	(3,678,589)
Distributions from net realized gains	+	—	(702,658)
Total distributions		($1,561,063)	($4,381,247)

Transactions in Fund Shares
		3/1/17-8/31/17		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,060,534	$22,826,290	1,960,200	$20,545,404
Shares reinvested		108,574	1,188,706	329,946	3,374,942
Shares redeemed	+	(871,412)	(9,522,876)	(2,462,207)	(25,641,783)
Net transactions in fund shares		1,297,696	$14,492,120	(172,061)	($1,721,437)
Shares Outstanding and Net Assets
		3/1/17-8/31/17		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,632,785	$92,604,742	8,804,846	$83,888,979
Total increase or decrease	+	1,297,696	22,231,159	(172,061)	8,715,763
End of period		9,930,481	$114,835,901	8,632,785	$92,604,742
Distributions in excess of net investment income			($472,815)		($801,655)

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab International Index Fund	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Monthly Income Fund — Moderate Payout
Schwab MarketTrack Growth Portfolio	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Conservative Portfolio	Schwab Target 2010 Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2015 Index Fund
Laudus International MarketMasters Fund	Schwab Target 2020 Index Fund
Schwab Balanced Fund	Schwab Target 2025 Index Fund
Schwab Core Equity Fund	Schwab Target 2030 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2035 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2040 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2045 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2050 Index Fund
Schwab Health Care Fund	Schwab Target 2055 Index Fund
Schwab International Core Equity Fund	Schwab Target 2060 Index Fund
Schwab Target 2010 Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the fund adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and

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Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of August 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund's policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Prior to June 1, 2017, expenses that were specific to the fund were charged directly to the fund. Expenses that were common to all funds within the trust were allocated among the funds in proportion to their average daily net assets.
Effective June 1, 2017, pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

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Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2017, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger,more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies,and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on

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Financial Notes, unaudited (continued)

3. Risk Factors (continued):
currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may tend to be an increased risk of illiquidity and price volatility associated with the fund's investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund's use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack-of-availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Advisory Agreement between CSIM and the trust.
Effective June 1, 2017, for its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund's average daily net assets.
Prior to June 1, 2017, for its advisory and administrative services to the fund, CSIM was entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
For the period ended August 31, 2017, the aggregate advisory fee paid to CSIM by the fund was 0.39%, as a percentage of the fund's average daily net assets.
Shareholder Servicing
Prior to June 1, 2017, the Board had adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enabled the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund was subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider was made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan were made as described above without regard to whether the fee was more or less than the service provider’s actual cost of providing the services, and if more, such excess may have been retained as profit by the service provider.
Effective June 1, 2017, the Plan was terminated with respect to the fund and the fund is no longer charged shareholder servicing fees.
Expense Limitation
Effective June 1, 2017, the expense limitation was terminated. Under the new fee structure, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
Prior to June 1, 2017, CSIM and its affiliates had made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Other Affiliated Transactions
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. Prior to June 1, 2017, under the sublicense agreement, the fund paid all applicable licensing fees. Effective June 1, 2017, CSIM pays all applicable licensing fees for the fund.
Interfund Transactions
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2017, the fund's total aggregate security transactions with other Schwab funds was $1,032,789 and includes realized losses of $74,311.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. Effective June 1, 2017, the fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by CSIM. Prior to June 1, 2017, the fund paid the independent trustees, as noted on the fund's Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Credit Facility). Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Credit Facility. Effective June 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by the fund. There were no borrowings from the line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since June 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at August 31, 2017 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

7. Derivatives (continued):
contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2017, the month-end average notional amounts of futures contracts held by the fund was $963,889 and the month-end average number of contracts held was 13.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$20,280,770	$6,107,041

9. Redemption Fee:
Prior to February 28, 2017, the fund charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the fund no longer charges redemption fees. The redemption fees charged during the prior period were $1,019.

10. Federal Income Taxes:
As of August 31, 2017, the tax basis cost of the fund's investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$102,504,532
Gross unrealized appreciation	$16,280,744
Gross unrealized depreciation	(4,449,996)
Net unrealized appreciation (depreciation)	$11,830,748
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2017, the fund had no capital loss carryforwards. For the year ended February 28, 2017, the fund had capital loss carryforwards utilized of $272,182.
As of February 28, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the fund did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Shareholder Vote Results (Unaudited)

An adjourned Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on May 30, 2017, for the purpose of seeking shareholder approval to approve an Amended and Restated Investment Advisory and Administration Agreement between Charles Schwab Investment Management, Inc. and the Trust, on behalf of Schwab Fundamental Global Real Estate Index Fund. The number of votes necessary to conduct the Special Meeting for the fund and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To approve the Proposed Advisory Agreement on behalf of the fund:	For	Against	Abstain
Schwab Fundamental Global Real Estate Index Fund	4,137,100.950	85,916.434	174,972.729

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
Approval of Proposed Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate), including a majority of the Independent Trustees, considered information specifically relating to its consideration of the approval of an amended and restated investment advisory agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to Schwab Fundamental Global Real Estate Index Fund, (the Fund) (Proposed Advisory Agreement), including a proposed unitary fee structure, at a meeting held on January 18, 2017.
In considering whether to approve the Proposed Advisory Agreement, the Board considered and discussed a wide variety of materials provided by CSIM. With respect to the Proposed Advisory Agreement, CSIM discussed at length the rationale for its recommendations and also explained that the Proposed Advisory Agreement would need to be submitted to and approved by the shareholders of the Fund, which would require a proxy solicitation and a special meeting of shareholders, the costs of which would be borne by CSIM. The Board also considered detailed information regarding the expenses of similarly situated competitor funds provided by CSIM based on information prepared by an independent provider of investment company data. The Board had the opportunity to discuss the Proposed Advisory Agreement at length with representatives of CSIM and with independent legal counsel, including considering information and representations from CSIM supporting a conclusion that the Proposed Advisory Agreement will not result in any reduction in the nature or level of services that are provided to the Fund by CSIM. The Board, including the Independent Trustees, also considered the information received and the basis for the renewal of the investment advisory agreement between the Trust and CSIM with respect to the Fund (Current Advisory Agreement) at the meetings held on May 9, 2016 and June 1, 2016, as modified and updated by the consideration of performance information regarding the Fund received subsequent to those meetings and by the information contained in the materials received by the Board in connection with the proposed change in the fee structure and expenses for the Fund, as reflected in the Proposed Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Current Advisory Agreement is available in the Fund’s 2016 semi-annual report, which covers the period from February 29, 2016 through August 31, 2016.
The factors considered by the Board in approving the Proposed Advisory Agreement included:
1.	the nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement, including the resources CSIM and its affiliates would be dedicating to the Fund;
2.	the investment performance for the Fund and how it compared to that of certain other comparable mutual funds;
3.	the expenses for the Fund and how those expenses compared to those of certain other comparable mutual funds, exchange traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Proposed Advisory Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. As part of its consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, in such meetings, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure and internal investment guidelines. The Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services and channel alternatives such as investment and research tools, internet access and an array of account features that benefit the Fund and many of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation in such meetings, the Board concluded, within the context of its full

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deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Current Advisory Agreement with respect to the Fund. When considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board acknowledged these previous considerations and took into account that, although the net compensation flowing to CSIM and its affiliates is expected to decrease, CSIM had undertaken that it would not reduce the nature, extent or quality of services provided under the Proposed Advisory Agreement as compared to the Current Advisory Agreement. In this regard, the Board noted that, in fact, under the Proposed Advisory Agreement, CSIM would be obligated to bear certain additional expenses and provide certain additional services to the Fund that CSIM is not currently required to bear and provide under the Current Advisory Agreement. The Board sought and received confirmation from CSIM and its affiliates that they are prepared to commit the resources necessary for the provision of services and bearing of expenses under the Proposed Advisory Agreement, notwithstanding the decrease in revenue to CSIM and its affiliates that would result (at current Fund asset levels) under the Proposed Advisory Agreement.
Fund Performance. In considering the renewal of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Board considered Fund performance. Specifically, the Trustees considered in such meetings, the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and had also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation in such meetings the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Current Advisory Agreement with respect to the Fund. When considering the approval of the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took into account these considerations as well as the performance information relating to the Fund that CSIM had provided and the Board had reviewed subsequent to the approval of the Current Advisory Agreement.
Fund Expenses. As part of its consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the rate of compensation called for by the Current Advisory Agreement and the Fund’s net operating expense ratio in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered in such meetings the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund or until the Board authorizes the termination of CSIM’s contractual commitment. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, in such meetings, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Current Advisory Agreement with respect to the Fund. In considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took into account these factors as well as that: (i) the structure of the proposed management fee would change from a graduated investment management fee schedule to a flat rate management fee; (ii) CSIM will remove the shareholder servicing fee currently paid by the Fund; (iii) the expected total operating expenses for the Fund under the Proposed Advisory Agreement would be lower than what the total operating expenses could reach at any asset level under the current fee structure with the Current Advisory Agreement and the shareholder servicing fee; (iv) the fees payable by CSIM under the Proposed Advisory Agreement for the Fund would include some Fund operating costs that are currently paid by the Fund and outside the expense cap for the Fund, such as interest expenses; (v) the proposed management fee for the Fund will remain competitive when compared to similarly situated competitor funds; and (vi) CSIM will bear the costs associated with obtaining shareholder approval of the Proposed Advisory Agreement for the Fund.
Profitability. In their consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, both with and without regard to distribution expenses. In this connection, in such meetings, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the

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Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Current Advisory Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, in such meetings, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Current Advisory Agreement with respect to the Fund. As part of its consideration of the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Trustees took into account these considerations as well as additional information relating to the costs and net revenue reductions to CSIM and its affiliates in connection with implementing the proposed unitary fee structure under the Proposed Advisory Agreement. In particular, the Board considered, among other things, the additional expenses to be borne by CSIM under the Proposed Advisory Agreement, the elimination of the shareholder servicing fees and the costs associated with soliciting shareholder approval of the Proposed Advisory Agreement.
Economies of Scale. In considering the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated management fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered in such meetings, that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. The Trustees had also considered the existing contractual investment management fee schedule relating to the Fund that includes lower fees at higher graduated asset levels. Based on this evaluation in such meetings, the Board concluded, within the context of its full deliberations, that the Fund obtained reasonable benefit from economies of scale. In considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took these items into consideration, but noted that the structure of the management fee would change from a graduated investment management fee schedule to a flat rate management fee. The Board concluded that, although the Fund’s unitary fee structure under the Proposed Advisory Agreement would not have breakpoints, the Fund would benefit from the fact that the expected total operating expenses under the Proposed Advisory Agreement for the Fund would be lower than what the total operating expenses could reach at any asset level under the current fee structure with the Current Advisory Agreement and the shareholder servicing fees.
In the course of their deliberations at the January 18, 2017 meeting, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees unanimously, approved the Proposed Advisory Agreement with respect to the Fund, subject to shareholder approval, and concluded that the compensation under the Proposed Advisory Agreement with respect to the Fund is fair and reasonable in light of the services that CSIM will provide and the expenses it will bear thereunder and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
Approval of Renewal of Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the renewal of the Agreement, the Board considered information it reviewed in connection with an amended and restated advisory agreement between the Trust and CSIM with regard to the Fund that was approved by the Board at a meeting held on January 18, 2017 (as discussed above) and approved by

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shareholders at a meeting held on May 30, 3017. The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Fund and many of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this

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evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the
Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	105	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	105	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	105	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	105	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	105	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	105	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	105	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	105	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	105	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of real estate investment trusts (REITs). REITs are real estate companies that own and commonly operate income-producing commercial and/or residential real estate. The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. The index is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell RAFI Global Index is composed of the Russell 3000 Index, which captures 98% of the U.S. equity universe, and the largest 98% of the rest of the global equity universe. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Notes

Notes

Notes

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR87850-02
00199036

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the
1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18
	U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 17, 2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	October 17, 2017